UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.     )

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ADVANCED SERIES TRUST
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ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

March __, 2009

To the Shareholders:

On September 17, 2008, at a regular meeting of the Board of Trustees of Advanced Series Trust (AST), the Trustees approved two (2) new subadvisory agreements for the AST Academic Strategies Asset Allocation Portfolio (the Portfolio).

AST Investment Services, Inc. (ASTI) and Prudential Investments LLC (PI), as the investment managers of AST, have entered into separate subadvisory agreements with each of First Quadrant, L.P. (First Quadrant) and AlphaSimplex Group LLC (AlphaSimplex). The investment management agreement and other subadvisory agreements relating to the Portfolio will not change as a result of the addition of First Quadrant and AlpaSimplex as subadvisers for the Portfolio.

This information statement describes the circumstances surrounding the Trustees' approval of the new subadvisory agreements and provides you with an overview of their respective terms. PI and ASTI will continue as AST’s investment managers. This information statement does not require any action by you. It is provided to inform you about the addition of First Quadrant and Alpa Simplex as subadvisers for the Portfolio.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

March __, 2009

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Academic Strategies Asset Allocation Portfolio (the Portfolio or the Academic Strategies Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an order (the Manager of Managers Order) issued to the Trust by the Securities and Exchange Commission (the SEC). The Manager of Managers Order permits the Trust's investment managers to hire new subadvisers that are not affiliated with the investment managers and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining contract owner approval.

AST is a management investment company registered under the Investment Company Act of 1940 (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the "Board" or "Trustees." The principal executive offices of AST are located at 100 Mulberry Street, Newark, NJ 07102. AST Investment Services, Inc. (ASTI) and Prudential Investments LLC (PI and, together with PI, the Managers) serve as the investment managers of AST.

This information statement relates to the approval by the Board of two (2) new subadvisory agreements (each, a Subadvisory Agreement and together, the Subadvisory Agreements), as described below:

At a meeting of the Board held on September 17, 2008, the Board unanimously approved: (i) a new subadvisory agreement between the Managers and First Quadrant, L.P. (First Quadrant) with respect to the Portfolio and (ii) a new subadvisory agreement between the Managers and AlphaSimplex Group LLC (AlphaSimplex and, together with First Quadrant, the New Subadvisers) with respect to the Portfolio. Although the subadviser arrangements with First Quadrant and AlphaSimplex become effective as of November 24, 2008, the initial allocation of Portfolio asset to the New Subadvisers did not take place until January 5, 2009.

The following investment advisory firms, including First Quadrant and AlphaSimplex, currently serve as subadvisers for the Portfolio.

Quantitative Management Associates, LLC
Prudential Investment Management, Inc.
Jennison Associates, LLC
Pacific Investment Management Company LLC
Prudential Bache Asset Management
Credit Suisse Securities (USA) LLC
Mellon Capital Management Corporation
First Quadrant, L.P.
AlphaSimplex Group, LLC

The subadvisory agreements for all of the subadvisers other than First Quadrant and AlphaSimplex were last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the 1940 Act (collectively, the Independent Trustees), on June 4-5, 2008. The beneficial shareholders of the Portfolio approved the subadvisory agreement among the Managers, Quantitative Management Associates LLC (QMA), Jennison Associates LLC (Jennison), and Prudential Bache Asset Management (Bache), on June 23, 2008. As set forth above, the subadvisory agreements for the New Subadvisers were approved by the Board on September 17, 2008.

The Trust is providing this information statement to contract owners who had account balances invested in the Portfolio as of November 24, 2008. The Portfolio will pay for the costs associated with preparing and distributing this information statement to Portfolio shareholders. This information statement will be mailed on or about March __, 2009.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annual and Semi-Annual Reports

The Trust’s annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Portfolio receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on the share ownership of the Portfolio is set forth in Exhibit D to this Information Statement.

NEW SUBADVISORY AGREEMENTS

At a meeting of the Board held on September 17, 2008, the Trustees, including the Independent Trustees, unanimously approved the recommendations by the Managers to appoint First Quadrant and AlphaSimplex as subadvisers for the Portfolio. The Subadvisory Agreements for First Quadrant and AlphaSimplex are attached as Exhibits A and B to this Information Statement, respectively.

First Quadrant is located at located at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101.

AlphaSimplex is located at One Cambridge Center, Cambridge, Massachusetts 02142.

Information on the management of First Quadrant and AlphaSimplex and other funds managed by each firm is set forth in Exhibit C to this Information Statement.

Board Consideration of Subadvisory Agreements:

The Board considered whether the approval of the Subadvisory Agreements with First Quadrant and AlphaSimplex were in the best interests of the Portfolio and its shareholders. Before approving the Subadvisory Agreements, the Trustees reviewed performance, compliance and organization materials regarding First Quadrant and AlphaSimplex and received presentations from the Managers, as well as from representatives of First Quadrant and AlphaSimplex. The Board also received materials relating to the Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with its consideration of those agreements. In making the determination to retain First Quadrant and AlphaSimplex as subadvisers for the Portfolio, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services

With respect to First Quadrant and AlphaSimplex, the Board received and considered information regarding the nature and extent of services that would be provided to the Academic Strategies Portfolio under the new subadvisory agreements. With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers for the New Subadvisers. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the New Subadvisers. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) as to the New Subadvisers. The Board also considered the New Subadvisers experience and reputation in managing other funds with similar investment objectives and strategies.

The Board concluded that with respect to the New Subadvisers, based on the nature of the proposed services to be rendered and the background information that it reviewed about the New Subadvisers, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided by the New Subadvisers.

Performance

With respect to First Quadrant, the Board considered the performance of other accounts managed by First Quadrant utilizing an investment style and strategy similar to that proposed for the Academic Strategies Portfolio. With respect to AlphaSimplex, the Board considered the proposed investment strategy and the analysis of that strategy by AlphaSimplex and the Managers using historical market data. The Board further noted the Managers recommended that the Portfolio add First Quadrant and AlphaSimplex as subadvisers.

Investment Subadvisory Fee Rate

The Board considered the subadvisory fee rate payable by the Managers to AlphaSimplex under the new subadvisory agreement, which calls for a fee rate of 0.80% of the Portfolio’s average daily net assets to $500 million and 0.65% of the Portfolio’s average daily net assets over $500 million. The Board also considered the proposed subadvisory fee rate payable by the Managers to First Quadrant under the new subadvisory agreement, which calls for a fee rate of 0.90% of the Portfolio’s average daily net assets. The Board also considered that First Quadrant and AlphaSimplex do not serve as investment advisers to other investment companies utilizing strategies substantially similar to those proposed for the Academic Strategies Portfolio. The Board concluded that First Quadrant’s and AlphaSimplex’s proposed subadvisory fee rates under the new subadvisory agreements were reasonable under the circumstances due to the proposed investment strategies.

Profitability

Because the engagement of First Quadrant and AlphaSimplex is new, there is no historical profitability with regard to its arrangements with the Academic Strategies Portfolio. As a result, the Board did not consider this factor. The Board also noted that it will consider profitability as part of any future annual review of the new subadvisory agreement.

Economies of Scale

The Board considered the potential for First Quadrant and AlphaSimplex to experience economies of scale as the amount of assets of the Academic Strategies Portfolio managed by the relevant New Subadviser increased in size. The Board considered that the proposed subadvisory fee for AlphaSimplex would include breakpoints in the fee rate paid by the Managers to AlphaSimplex, and that the subadvisory breakpoints would reduce that fee rate if the amount of assets of the Academic Strategies Portfolio managed by AlphaSimplex increased in size. The Board also noted the proposed subadvisory fee for First Quadrant did not include breakpoints. The Board noted that it would consider economies of scale as part of any future annual review of the new subadvisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by First Quadrant and AlphaSimplex and their respective affiliates as a result of First Quadrant’s and AlphaSimplex’s subadvisory relationship with the Portfolio. The Board concluded that any potential benefits to be derived by First Quadrant and AlphaSimplex included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Conclusion

Based on the materials provided to the Board and the presentations made by the Managers and First Quadrant and AlphaSimplex, the Board concluded that approving the new subadvisory agreements between the Managers and First Quadrant and AlphaSimplex was in the best interests of the Portfolio and its beneficial shareholders.

Terms of the Subadvisory Agreement

Under the Subadvisory Agreements, the New Subadvisers are compensated by the Managers (and not the Portfolio) for the portion of assets managed by the relevant New Subadviser as follows:

Subadviser	Contractual Subadvisory Fee Rates
AlphaSimplex Group, LLC	0.80% of average daily net assets to $500 million; and 0.65% of average daily net assets exceeding $500 million
First Quadrant, L.P.	0.90% of average daily net assets

Each Subadvisory Agreement provides that, subject to the supervision of the Managers and the Board, each New Subadviser is responsible for managing the investment operations of a portion of the Portfolio’s assets and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, each New Subadviser will provide the Managers with all books required to be maintained by an investment subadviser and will render to the Trustees such periodic and special reports as the Board may reasonably request.

Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) a Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) a Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's management agreement with the Managers, and (3) a Subadvisory Agreement may be terminated at any time by the relevant New Subadviser or by the Managers on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

Each Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the relevant New Subadviser will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

MANAGEMENT OF THE TRUST

The Managers

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and ASTI, One Corporate Drive, Shelton, Connecticut 06484, serve as AST's managers under a management agreement (the AST Management Agreement), dated as of May 1, 2003, and renewed thereafter as required by the 1940 Act. PI and ASTI are both wholly owned subsidiaries of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 0712-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102-4077. As of December 31, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $82.6 billion.

The AST Management Agreement was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the 1940 Act) on June 9-11, 2008. The beneficial shareholders of of AST last approved the AST Management Agreement on April 3, 2003.

Terms of the AST Management Agreement

Pursuant to the AST Management Agreement, the Managers are subject to the supervision of the Trustees of AST and, in conformity with the stated policies of AST, the Managers manage both the investment operations of AST and the composition of AST's investment portfolio, including the purchase, retention and disposition of portfolio securities. The Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of AST. The Managers will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Managers review the performance of all subadvisers engaged for AST, and make recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, the Managers are obligated to keep certain books and records of each AST Portfolio. The Managers also administer AST's business affairs and, in connection therewith, furnish AST with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by PFPC Trust Company (PFPC), AST's custodian and PFPC, Inc., AST's transfer and dividend disbursing agent (Transfer Agent). The management services of the Managers for AST are not exclusive under the terms of the AST Management Agreement, and the Managers are free to, and do, render management services to others.

The Managers have authorized any of their officers and employees who have been elected as Trustees or officers of the Trusts to serve in the capacities in which they have been elected. All services furnished by the Managers under the AST Management Agreement may be furnished by any such officers or employees of the Managers.

In connection with its management of the business affairs of AST, the Managers bear the following expenses:

•  the salaries and expenses of all of its and AST's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Managers or AST's subadvisers;

•  all expenses incurred by the Managers or by AST in connection with managing the ordinary course of AST's business, other than those assumed by AST, as described below; and

•  the fees payable to each subadviser for the Portfolio pursuant to the subadvisory agreement among the Managers and relevant subadviser.

For their services, the Portfolio compensates the Managers as follows:

Fund	Current Investment Management Fee Rate ( as a percentage of average daily net assets)	Aggregate Investment Management Fees for Fiscal Year Ended December 31, 2008
AST Academic Strategies Asset Allocation Portfolio (formerly AST Balanced Asset Allocation Portfolio)	0.72% of the Portfolio's average daily net assets*	$14,634,000**

_____

* From December 5, 2005 (inception date) to July 21, 2008, the Portfolio was named the AST Balanced Asset Allocation Portfolio (the Balanced Portfolio) and invested all of its assets in other portfolios of AST (collectively, the AST Portfolios). The investment management fee rate for the Balanced Portfolio was 0.15% of its average daily net assets.

**During the period January 1, 2008 to July 20, 2008, the Balanced Portfolio paid $3,992,282 to the Managers in investment management fees pursuant to its investment management fee rate of 0.15% of its average daily net assets. During the period July 21, 2008 to December 31, 2008, the Portfolio paid $10,641,718 to the Managers in investment management fees pursuant to its investment management fee rate of 0.72% of its average daily net assets.

Under the terms of the AST Management Agreement, AST is responsible for the payment of the following expenses:

•  the fees payable to the Managers;

•  the fees and expenses of Trustees who are not affiliated persons of the Managers or the Portfolio’s subadvisers;

•  the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Managers in connection with its obligations of maintaining required records of AST and of pricing AST's shares;

•  the charges and expenses of AST's legal counsel and independent accountants;

•  brokerage commissions and any issue or transfer taxes chargeable to AST in connection with its securities transactions;

•  all taxes and corporate fees payable by AST to governmental agencies;

•  the fees of any trade associations of which AST may be a member;

•  the cost of share certificates representing shares of AST;

•  the cost of fidelity and liability insurance;

•  the fees and expenses involved in registering and maintaining registration of AST and of its shares with the SEC and qualifying AST shares under state securities laws, including the preparation and printing of AST's registration statements and prospectuses for such purposes;

•  allocable communications expenses with respect to investor services and all expenses of contract owner and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to contract owners in the amount necessary for distribution to the contract owners; and

•  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of AST's business.

The AST Management Agreement provides that the Managers will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the AST Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The AST

Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The AST Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of AST, by vote of a majority of an AST Portfolio’s outstanding voting securities (as defined in the 1940 Act) or by the Managers, upon not more than 60 days' nor less than 30 days' written notice to AST.

Information About PI and ASTI

PI and ASTI are both wholly-owned subsidiaries of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company. ASTI is organized as a Connecticut corporation.

Directors and Officers of PI and ASTI

Set forth below are the names, titles and principal occupations of the principal executive officers of PI. Unless otherwise indicated, the address of each individual is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Kathryn L. Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; Executive Vice President, Chief Legal Officer and Secretary of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute

Name	Position with PI	Principal Occupations
Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance

Grace C. Torres	Assistant Treasurer and Senior Vice President

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Set forth below are the names, titles and principal occupations of the officers and directors of ASTI. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

Name	Position with PI	Principal Occupations
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge, and Director (since June 2005) of AST Investment Services, Inc.; Vice President of Prudential Investments LLC
Kathryn L. Quirk	Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America; Executive Vice President, Chief Legal Officer and Secretary of AST Investment Services, Inc.; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance

Robert F. Gunia	Executive Vice President, Chief Administrative Officer and Director

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Michael Bohm	Vice President, Chief Financial Officer, and Assistant Treasurer	Chief Financial Officer, Vice President, and Assistant Treasurer (since March 2006) of AST Investment Services, Inc.

Custodian

PFPC Trust Company (PFPC), 103 Bellevue Parkway, Wilmington, Delaware 19809 serves as Custodian for the Portfolio’s securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with AST. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

PFPC, Inc, 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation that is an indirect wholly owned subsidiary of PNC Financial Corp., serves as the Transfer and Shareholder Servicing Agent for AST. PFPC, Inc. provides customary transfer agency services to each AST Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PFPC, Inc. receives a monthly fee for each AST Portfolio of $1,500 per portfolio and a $0.20 fee for certain accounts for anti-money laundering services and a $2.25 customer identification fee per certain new customers. PFPC, Inc. is reimbursed by AST for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs.

Distribution

AST has no principal underwriter or distributor. AST sells its sells directly to insurance company separate accounts funds variable annuity and variable life insurance contracts.

Brokerage

The Portfolio paid the following commissions to affiliated broker dealers for the fiscal year ended December 31, 2008:

Brokerage Commissions Paid to Wachovia Securities and/or Prudential Equity: 2008

Portfolio	Commissions Paid to Wachovia Securities/Prudential Equity	% of Commissions Paid to Wachovia Securities/Prudential Equity	% of Dollar Amount of Transactions Involving Commissions Effected Through Wachovia Securities/Prudential Equity
AST Academic Strategies Asset Allocation Portfolio (formerly AST Balanced Asset Allocation Portfolio)	None	N/A	N/A

Brokerage Commissions Paid to Other Affiliated Brokers: 2008

Portfolio	Commissions Paid to	% of Commissions Paid to	% of Dollar Amount of Transactions Involving Commissions Effected Through
AST Academic Strategies Asset Allocation Portfolio (formerly AST Balanced Asset Allocation Portfolio)	None	N/A	N/A

Information about Portfolio's Other Subadvisers and Subadvisory Agreements

The following investment advisory firms, excluding First Quadrant and AlphaSimplex (collectively, the Other Portfolio Subadvisers), currently serve as subadvisers for the Portfolio. The subadvisory agreements for the Other Portfolio Subadvisers were last approved by the Trustees, including a majority of the Independent Trustees, on June 4-5, 2008. The beneficial shareholders of the Portfolio approved the subadvisory agreement with QMA, Jennison, and Bache on June 23, 2008. The Other Subadvisers began to manage Portfolio assets during the third and fourth calendar quarter of 2008, as applicable. The subadvisory fee arrangements for the Other Subadvisers are set forth below.

Other Subadviser	Current Subadvisory Fee Rate ( as a percentage of average daily net assets)	Aggregate Subadvisory Fees for Fiscal Year Ended December 31, 2008
Pacific Investment Management Company LLC	0.25% of average daily net assets (Applies to Inflation-Indexed Securities assets only)	$172,936
	0.25% of average daily net assets (Applies to International Fixed-Income (Un-Hedged) assets only)	$124,550
	0.45% of average daily net assets (Applies to Emerging Markets Fixed-Income assets only)	$96,044
Credit Suisse Securities (USA) LLC	0.85% of average daily net assets to $150 million; 0.70% of average daily net assets from $150 million to $300 million; 0.60% of average daily net assets from $300 million to $500 million; 0.50% of average daily net assets from $500 million to $1 billion; and 0.40% of average daily net assets exceeding $1 billion (Applies to Volatility Strategy assets only)	$220,083
Jennison Associates LLC	0.60% of average daily net assets to $100 million; and 0.55% of average daily net assets exceeding $100 million (Applies only to Global Infrastructure assets only)	$245,161
Mellon Capital Management Corporation	0.90% of average daily net assets to $100 million; and 0.85% of average daily net assets exceeding $100 million (Applies to Global Tactical Asset Allocation assets only)	$107,295
Quantitative Management Associates LLC	0.075% of average daily net assets of entire Portfolio (For overall asset allocation and direct management of Overlay investment strategy)	$1,042,644

Other Subadviser	Current Subadvisory Fee Rate ( as a percentage of average daily net assets)	Aggregate Subadvisory Fees for Fiscal Year Ended December 31, 2008
Quantitative Management Associates LLC	1.00% of average daily net assets (Applies to Long/Short Market Neutral assets only)	$311,406
Prudential Bache Asset Management Inc.	0.60% of average daily net assets to $500 million; 0.55% of average daily net assets from $500 million to $1 billion; and 0.50% of average daily net assets exceeding $1 billion (Applies to Commodities assets only)	$196,598

Shareholder Proposals

As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Second Amended and Restated Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs

Secretary

Dated: February 13, 2009

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EXHIBIT A

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 21st day of November, 2008 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and First Quadrant, L.P. (First Quadrant or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust’s valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, assist the Co-Managers in connection with the preparation and filing of such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Co-Managers or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution.

Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(g) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust’s portfolio securities and whether those market quotations are reliable for purposes of valuing the Trust’s portfolio securities and determining the Trust’s net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust’s portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 800 E. Colorado Boulevard, Suite 900, Pasadena, California 91101 , Attention: Legal Department.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:
Title:

AST INVESTMENT SERVICES, INC.

By:
Name:
Title:

FIRST QUADRANT, L.P.

By:

Name:

Title:

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by First Quadrant, L.P., Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay First Quadrant, L.P. an advisory fee on the net assets managed by First Quadrant, L.P. that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
AST Academic Strategies Asset Allocation	0.90% of average daily net assets

Dated as of November 21, 2008.

EXHIBIT B

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 21st day of November, 2008 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and AlphaSimplex Group, LLC, a Delaware limited liability company (AlphaSimplex or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers (the Subadviser’s Portion), including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of the Subadviser’s Portion, and shall, without prior consultation, determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Subadviser’s Portion, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, with respect to the Subadviser’s Portion, act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust and the Prospectus of the Trust provided to it by the Co-Managers (the Trust Documents) and with the written instructions and directions of the Co-Managers and of the Board of Trustees of the Trust and co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust’s compliance with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, assist the Co-Managers with the preparation and filing of such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities and derivative contracts to be purchased, sold or entered into by the Subadviser’s Portion, as applicable, and may place orders or enter into transactions with or through such persons, brokers, dealers, counterparties or futures commission merchants (including but not limited to any broker or dealer affiliated with the Subadviser or another investment adviser of the Trust). In selecting brokers, dealers, counterparties or futures commission merchants, it is recognized that the Subadviser will give primary consideration to seeking the most favorable price and efficient execution, except to the extent set forth below. Within the framework of this policy, the Subadviser may consider all relevant factors, including the financial responsibility, research and investment information and other services provided by brokers, dealers, counterparties or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser or another investment adviser of the Trust) who provide brokerage and/or research services, as such services are contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act). [Why are the Co-Managers included here?: We like to be able to appoint transition managers to handle large portfolio restructurings when the need arises]

On occasions when the Subadviser deems the purchase, sale or execution of a security or derivatives contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or derivatives contracts to be sold, purchased or executed. In such event, allocation of the securities or derivatives contracts so purchased, sold or executed, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. The Co-Managers recognize that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Trust.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the securities in the Subadviser’s Portion.

(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information reasonably requested relating to all transactions concerning the Subadviser’s Portion, and shall provide the Co-Managers with such information upon reasonable request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(viii) Notwithstanding any other provision of this Agreement (including, but not limited to, Section 4 hereof), the Subadviser shall not be responsible for complying with, or monitoring for compliance with, limitations, restrictions, policies, instructions, objectives, laws, regulations or other requirements to the extent that such compliance depends, in whole or in part, on assets, liabilities, transactions, acts, omissions or other circumstances outside of the Subadviser’s Portion.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a)(iv) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain compliance procedures reasonably designed to ensure its compliance with the Federal Securities Laws (as defined under Rule 38a-1(e)(1) under the 1940 Act).

(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Subadviser’s Portion, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(f) The Subadviser acknowledges that it is responsible for promptly notifying the Co-Managers when “fair valuation” of any securities or derivatives held in the Subadviser’s Portion may be required. Upon reasonable request from the Co-Managers, the Subadviser will assist the valuation committee of the Trust or the Co-Managers with respect to valuation of securities or derivatives in the Subadviser’s Portion, including making available information of which the Subadviser has knowledge related to the securities being valued. The Co-Managers hereby acknowledge that the Subadviser is not the Fund’s pricing agent.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Subadviser’s Portion, cash requirements and cash available for investment in Subadviser’s Portion, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a monthly fee in arrears equal to the percentage of the Trust’s average daily net assets of the Subadviser’s Portion as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. The Subadviser shall not be liable for any act or omission, including but not limited to, any error of judgment, or for any loss suffered by the Trust or a Co-Manager in connection with the matters to which this Agreement relates, except as a result of willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that it is understood that state and federal securities laws may impose non-waivable responsibilities under certain circumstances; therefore, nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under such federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Natixis Global Asset Management Corporation shall take all appropriate steps, including, without limitation, causing adequate capital to be maintained by AlphaSimplex, to ensure that AlphaSimplex satisfies all of its obligations under this Section 4 of the Agreement.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable series, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined under the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined under the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at One Cambridge Center, Cambridge, Massachusetts 02142, Attention: Chief Compliance Officer.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. Nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell, or recommend for purchase or sale, for the Subadviser’s Portion any security which it, its affiliates, or employees may purchase or sell for the Subadviser’s account or such affiliates’ or employees’ own accounts or for the account of any other client of Subadviser.

7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing ten business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Co-Managers will ensure that materials prepared by employees or agents of the Co-Managers or their affiliates that refer to the Subadviser in any way are consistent with those materials previously approved by the Subadviser as referenced in this section.

8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. The Subadviser, at its expense, will furnish all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder. The Subadviser shall not be obligated to pay any expenses of or for the Trust or be responsible for the provision of administrative, bookkeeping, accounting or other services to the Trust (or its series).

[Note: We deleted Section 11 because we already have a confidentiality agreement in place with AS with respect to portfolio holdings along with a separate NDA as well.]

11. Each party hereto hereby further represents and warrants to the other that: (i) it is registered as an investment adviser under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; and (ii) it will maintain each such registration or license in effect at all times during the term of this Agreement; (iii) it will promptly notify the other party if it ceases to be so registered, or if its registration is suspended for any reason; and (iv) it is duly authorized to enter into this Agreement and to perform its obligations hereunder.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:
Title:

AST INVESTMENT SERVICES, INC.

By:
Name:
Title:

ALPHASIMPLEX GROUP, LLC

By:
Name:
Title:

Accepted and agreed to only with respect to Section 4 of this Agreement

NATIXIS GLOBAL ASSET MANAGEMENT CORPORATION

By:
Name:
Title:

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by AlphaSimplex Group, LLC, Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay AlphaSimplex Group, LLC an advisory fee on the Subadviser’s Portion (as defined in Section 1(a) of the Subadvisory Agreement) that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
AST Academic Strategies Asset Allocation	0.80% of average daily net assets to $500 million; and 0.65% of average daily net assets exceeding $500 million

Dated as of November 21, 2008

EXHIBIT C

MANAGEMENT OF THE NEW SUBADVISERS

First Quadrant, L.P.

First Quadrant, L.P. (First Quadrant), which maintains its headquarters at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, is an affiliate of Affiliated Managers Group. As of December 31, 2008, First Quadrant had approximately $20.0 billion in assets under management.

The table below lists the name, address, position and principal occupation during the past five years for the principal executive officers of First Quadrant.

Name & Address	Position and Principal Occupation

Comparable Funds for which First Quadrant Serves as Adviser and/or Subadviser

The following table lists certain information regarding comparable funds to which First Quadrant provides investment advisory services, other than the Portfolio.

Fund	$ Assets (as of December 31, 2008)	Fee Paid to First Quadrant

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AlphaSimplex Group, LLC

AlphaSimplex Group, LLC (AlphaSimplex), which maintains its headquarters at One Cambridge Center, Cambridge, Massachusetts 02142, is a subsidiary of Natixis Global Asset Management. As of December 31, 2009, AlphaSimplex had approximately $700 million in assets under management.

The table below lists the name, address, position and principal occupation during the past five years for the principal executive officers of First Quadrant.

Name & Address	Position and Principal Occupation

Comparable Funds for which AlphaSimplex serves as Adviser and/or Subadviser

The following table lists certain information regarding comparable funds to which AlphaSimplex provides investment advisory services, other than the Funds.

Fund	$ Assets (as of December 31, 2008)	Fee Paid to AlphaSimplex

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EXHIBIT D

SHAREHOLDER INFORMATION

As of ___________, 2009, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of _________, 2009, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Portfolio were as follows:

Name & Address of Beneficial Owner	Share Class	Shares Owned (%)

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